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                                                                    EXHIBIT 10.1


                                 VOXWARE, INC.
                             1994 STOCK OPTION PLAN
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     1.  PURPOSE.  The purpose of the Voxware, Inc. 1994 Stock Option Plan (the
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"Plan") is to enable Voxware, Inc. (the "Company") and its stockholders to secure the benefits of common stock ownership by key personnel of the Company and its subsidiaries. The Board of Directors of the Company (the "Board") believes that the granting of options under the Plan will foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the profitability and long-term future growth of the Company.

     2.  STOCK SUBJECT TO THE PLAN.  The Company may issue and sell a total of
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4,700,000 shares of its common stock (the "Common Stock") pursuant to the Plan.
Such shares may be either authorized and unissued or held by the Company in its treasury. New options may be granted under the Plan with respect to shares of Common Stock which are covered by the unexercised portion of an option which has terminated or expired by its terms, by cancellation or otherwise.

     3.  ADMINISTRATION.  The Plan will be administered by the Board or a
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committee (the "Committee") consisting of at least two directors appointed by and serving at the pleasure of the Board (or, if there is only one director, the Committee shall consist of the sole director). After the Company's Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, the members of the Committee shall be "disinterested directors" within the meaning and for the purposes of Rule 16(b)-3 under the Securities Exchange Act of 1934. Subject to the provisions of the Plan, the Board or the Committee, as the case may be, acting in its sole and absolute discretion, will have full power and authority to grant options under the Plan,
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to interpret the provisions of the Plan, to fix and interpret the provisions of option agreements made under the Plan, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Board or the Committee, as the case may be, as to any disputed question, including questions of construction, interpretation and administration, will be final and conclusive on all persons. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

     4.  ELIGIBILITY.  Options may be granted under the Plan to present or
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future key employees of the Company or a subsidiary of the Company (a
"Subsidiary") within the meaning of Section 424(f) of the Internal Revenue Code of 1986 (the "Code"), and to directors of and consultants to the Company or a Subsidiary who are not employees. Subject to the provisions of the Plan, the Board or the Committee, as the case may be, may from time to time select the persons to whom options will be granted, and will fix the number of shares covered by each such option and establish the terms and conditions thereof (including, without limitation, the exercise price, restrictions on exercisability of the option and/or on the disposition of the shares of Common Stock issued upon exercise thereof, and whether or not the option is to be treated as an incentive stock option within the meaning of Section 422 of the Code (an "Incentive Stock Option").

     5.  TERMS AND CONDITIONS OF OPTIONS.  Each option granted under the Plan
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will be evidenced by a written agreement in a form approved by the Board or the

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Committee.  Each such option will be subject to the terms and conditions set forth in this paragraph and such additional terms and conditions not inconsistent with the Plan as the Board or the Committee deems appropriate.

     A.  OPTION EXERCISE PRICE.  In the case of an option which is not treated
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as an Incentive Stock Option, the exercise price per share may not be less than the par value of a share of Common Stock on the date the option is granted; and, in the case of an Incentive Stock Option, the exercise price per share may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% in the case of an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "ten percent shareholder")). For purposes hereof, the fair market value of a share of Common Stock on any date will be equal to the closing sale price per share as published by a national securities exchange on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the closing of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair market value of a share of the Common Stock on such date as determined in good faith by the Board or the Committee.

     B.  OPTION PERIOD.  The period during which an option may be exercised will
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be fixed by the Board or the Committee and will not exceed ten years from the date the option is granted (five years in the case of an Incentive Stock Option granted to a "ten percent shareholder").

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     C.  EXERCISE OF OPTIONS.  Except as otherwise determined by the Board or
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the Committee, no option will become exercisable unless the person to whom the option was granted remains in the continuous employ or service of the Company or a Subsidiary for at least six months from the date the option is granted. The Board or the Committee may determine and set forth in the option agreement any vesting or other restrictions on the exercisability of an option, subject to earlier termination of the option as provided herein. All or part of the exercisable portion of an option may be exercised at any time during the option period. An option may be exercised by transmitting to the Company (a) a written notice specifying the number of shares to be purchased, and (b) payment of the exercise price (or, if applicable, delivery of a secured obligation therefor), together with the amount, if any, deemed necessary by the Board or the Committee to enable the Company to satisfy its income tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Company are made with respect to the satisfaction of such withholding obligations).

     D.  PAYMENT OF EXERCISE PRICE.  The purchase price of shares of Common
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Stock acquired pursuant to the exercise of an option granted under the Plan may be paid in cash and/or such other form of payment as may be permitted under the option agreement, including, without limitation, previously-owned shares of Common Stock. The Board or the Committee may permit the payment of all or a portion of the purchase price in installments (together with interest) over a period of not more than five years.

     E.  RIGHTS AS A STOCKHOLDER.  No shares of Common Stock will be issued in
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respect of the exercise of an option granted under the Plan until full payment therefor has been made (and/or provided for where all or a portion of the purchase price is being paid in installments). The holder of an option will have no

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rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

     F.  NONTRANSFERABILITY OF OPTIONS.  No option shall be assignable or
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transferrable except upon the optionee's death to a beneficiary designated by the optionee in accordance with procedures established by the Committee or, if no designated beneficiary shall survive the optionee, pursuant to the optionee's will or by the laws of descent and distribution. During an optionee's lifetime, options may be exercised only by the optionee or the optionee's guardian or legal representative.

     G.  TERMINATION OF EMPLOYMENT OR OTHER SERVICE.  Unless otherwise
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determined by the Board or the Committee, if an optionee ceases to be employed by or to perform services for the Company and any Subsidiary for any reason other than death or disability (defined below), then each outstanding option granted to him or her under the Plan will terminate on the date three months after the date of such termination of employment or service, provided, however, that, if the optionee's employment or service is terminated by the Company for cause (defined below), then the option will terminate upon the date of such termination of employment or service. If an optionee's employment or service is terminated by reason of the optionee's death or disability (or if the optionee's employment or service is terminated by reason of his or her disability and the optionee dies within one year after such termination of employment or service), then each outstanding option granted to the optionee under the Plan will terminate on the date one year after the date of such termination of employment or service (or one year after the later death of a disabled optionee) or, if earlier, the date specified in the option agreement. For purposes hereof, unless

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otherwise agreed by the Board or the Committee in an option agreement, the term
"disability" means the inability of an optionee to perform the customary duties of his or her employment or other service for the Company or a Subsidiary by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration; and, unless otherwise agreed by the Board or the Committee in an option agreement, the term "cause" means (1) failure or refusal by optionee to perform the duties of his or her employment with the Company, (2) commission by the optionee of a crime involving moral turpitude, or (3) the optionee's dishonesty or willful engagement in conduct which is injurious to the business or reputation of the Company, all as determined by the Board in its sole discretion.

     H.  OTHER PROVISIONS.  The Board or the Committee may impose such other
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conditions with respect to the exercise of options, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     6.  CHANGE IN CONTROL; CAPITAL CHANGES.
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     a.  Unless otherwise determined by the Board in an option agreement with respect to any particular option, if any event constituting a "Change in Control of the Company" shall occur, all options granted under the Plan which are outstanding at the time a Change of Control of the Company shall occur shall immediately become exercisable. Unless otherwise determined by the Board in an option agreement with respect to any particular option, a "Change in Control of the Company" shall be deemed to occur if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the

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Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or
(ii) the stockholders of the Company shall approve any plan or proposal for liquidation or dissolution of the Company, or (iii) any person (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the Company's outstanding Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; provided, however, that stock ownership changes and changes in the composition of the Board will not constitute a "change in control" for purposes hereunder if and to the extent any such change occurs as a result of or in connection with a public offering of the Company's stock.

     b. In the event of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of Common Stock, appropriate adjustment shall be made by the Board to the number and option exercise price per share of Common Stock which may be purchased under any outstanding options. In the case of a merger, consolidation or similar transaction which results in a replacement of the Company's Common Stock with stock of another

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corporation but does not constitute Change in Control of the Company, the
Company will make a reasonable effort, but shall not be required, to replace any outstanding options granted under the Plan with comparable options to purchase the stock of such other corporation, or will, unless otherwise determined by the Committee or the Board in an option agreement with respect to any particular option, the Company will provide for immediate maturity of all outstanding options, with all options not being exercised within the time period specified by the Board being terminated.

     c. In the event of any adjustment in the number of shares covered by any option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such option will cover only the number of full shares resulting from the adjustment.

     d. All adjustments under this paragraph 6 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     7.  AMENDMENT AND TERMINATION OF THE PLAN.  The Board may amend or
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terminate the Plan.  Except as otherwise provided in the Plan with respect to equity changes, any amendment which would increase the aggregate number of shares of Common Stock as to which options may be granted under the Plan, change the minimum option price for options, materially increase the benefits under the Plan, or modify the class of persons eligible to receive options under the Plan shall be subject to the approval of the Company's stockholders. No amendment or termination may affect adversely any outstanding option without the written consent of the optionee.

     8.  NO RIGHTS CONFERRED.  Nothing contained herein will be deemed to give
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any individual any right to receive an option under the Plan or to be retained in the employ or service of the Company or any Subsidiary.

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     9.  GOVERNING LAW.  The Plan and each option agreement shall be governed by
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the laws of the State of Delaware.

     10.  DECISIONS AND DETERMINATIONS OF COMMITTEE TO BE FINAL.  Except to the
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extent rights or powers under this Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee are final and binding.

     11.  TERM OF THE PLAN.  The Plan shall be effective as of the date on which
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it is adopted by the Board, subject to the approval of the stockholders of the
Company within one year from the date of adoption by the Board. The Plan will terminate on the date ten years after the date of adoption by the Board, unless sooner terminated by the Board. The rights of optionees under options outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination and shall continue in accordance with the terms of the option (as then in effect or thereafter amended).

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